As filed with the Securities and Exchange Commission on March 5, 2007

SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
_____________________________

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2007
_________________________

WGL ENTERTAINMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	95-0201235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

963 HELMSLEY COURT, UNIT 107
LAKE MARY, FLORIDA 32746
(407) 328-8538
(Address, including zip code, and telephone number, including area code, of principal executive offices)

2007 STOCK INCENTIVE PLAN
(Full title of the plan)

MICHAEL S. PAGNANO, CHIEF EXECUTIVE OFFICER
WGL ENTERTAINMENT HOLDINGS, INC.
963 HELMSLEY COURT, UNIT 107
LAKE MARY, FLORIDA 32746
(407) 328-8538

(Name, address, including zip code, and telephone number, including area code, of agent for service)
______________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

Section 8 - Other Events

Item 8.01 - Other Events

On March 1, 2007, the Registrant’s Board of Directors approved and adopted the WGL Enterprises, Inc. 2007 Stock Incentive Plan, a copy of which is attached to this report as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

EXHIBIT
NUMBER                            EXHIBIT

99     WGL Entertainment Holdings, Inc. 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Lake Mary, State of Florida, on March 5, 2007.

                                                                                                                                                               WGL ENTERTAINMENT HOLDINGS, INC.

/s/ MICHAEL S. PAGNANO
----------------------
Michael S. Pagnano, President,
Chief Executive Officer
(Principal Executive Officer),
Principal Accounting Officer,
Principal Financial Officer and Director